Exhibit 99.1

TYCO INTERNATIONAL LTD.

CONSOLIDATED SEGMENT RESULTS (UNAUDITED)

	For the Quarters Ended								For the Years Ended
	September 24,	June 25,	March 26,	December 25,	September 25,	June 26,	March 27,	December 26,	September 24,	September 25,	September 26,
	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009	2008
Net revenue:
Tyco Security Solutions	$2,047	$1,921	$1,852	$1,914	$1,886	$1,819	$1,781	$1,889	$7,734	$7,375	$8,188
Tyco Flow Control	868	849	824	832	911	866	845	873	3,373	3,495	3,952
Tyco Fire Protection	1,202	1,114	1,082	1,112	1,199	1,147	1,112	1,162	4,510	4,620	5,316
Electrical and Metal Products	376	390	336	297	326	320	330	416	1,399	1,392	2,272
Corporate and Other	—	—	—	—	—	—	—	—	—	—	5
Total	$4,493	$4,274	$4,094	$4,155	$4,322	$4,152	$4,068	$4,340	$17,016	$16,882	$19,733

Operating income (loss):
Tyco Security Solutions	$280	$232	$313	$268	$218	$229	$(1,201)	$243	$1,093	$(511)	$931
Tyco Flow Control	104	113	91	102	120	115	128	133	410	496	574
Tyco Fire Protection	113	133	102	109	114	104	(323)	122	457	17	556
Electrical and Metal Products	13	40	24	23	12	(16)	(961)	27	100	(938)	342
Corporate and Other	(117)	(143)	(105)	(97)	(155)	(98)	(202)	(115)	(462)	(570)	(507)
Total	$393	$375	$425	$405	$309	$334	$(2,559)	$410	$1,598	$(1,506)	$1,896

Tyco International Ltd.

For the Quarter Ended December 25, 2009

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,835	$832	$833	$358	—	$297	$4,155

Segment Realignment	79		279	(358)			—

Recasted Revenue (GAAP)	$1,914	$832	$1,112	—	—	$297	$4,155

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$259	14.1%	$102	12.3%	$64	7.7%	$54	15.1%	$(97)	N/M	$23	7.7%	$405	9.7%	$(66)	$9	$(51)	$(1)	$296	$0.62

Segment Realignment	9				45		(54)						—						—	—

Recasted (GAAP)	$268	14.0%	$102	12.3%	$109	9.8%	—	—	$(97)	N/M	$23	7.7%	$405	9.7%	$(66)	$9	$(51)	$(1)	$296	$0.62

Restructuring, net	5		6		(1)								10				(3)		7	0.02

Restructuring charges in cost of sales and SG&A					1								1						1	—

(Gains) / losses on divestitures, net					(1)				2				1				1		2	—

Total Before Special Items	$273	14.3%	$108	13.0%	$108	9.7%	—	—	$(95)	N/M	$23	7.7%	$417	10.0%	$(66)	$9	$(53)	$(1)	$306	$0.64

Diluted Shares Outstanding	479
Diluted Shares Outstanding - Before Special Items	479

Tyco International Ltd.

For the Quarter Ended March 26, 2010

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,767	$824	$807	$360	—	$336	$4,094

Segment Realignment	85		275	(360)			—

Recasted Revenue (GAAP)	$1,852	$824	$1,082	—	—	$336	$4,094

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$305	17.3%	$91	11.0%	$62	7.7%	$47	13.1%	$(104)	N/M	$24	7.1%	$425	10.4%	$(67)	$3	$(53)	$(2)	$306	$0.64

Segment Realignment	7				41		(47)		(1)				—						—	—

Recasted (GAAP)	$312	16.8%	$91	11.0%	$103	9.5%	—	—	$(105)	N/M	$24	7.1%	$425	10.4%	$(67)	$3	$(53)	$(2)	$306	$0.64

Restructuring, net	5		5		5						2		17				(7)		10	0.02

Restructuring charges in cost of sales and SG&A			1										1						1	—

Other additional charges resulting from restructuring actions			1										1						1	—

Acquisition costs	1								3				4						4	0.01

(Gains) / losses on divestitures, net	(51)		(1)		3				4				(45)				(4)		(49)	(0.10)

Tax items													—				5		5	0.01

Total Before Special Items	$267	14.4%	$97	11.8%	$111	10.3%	—	—	$(98)	N/M	$26	7.7%	$403	9.8%	$(67)	$3	$(59)	$(2)	$278	$0.58

Diluted Shares Outstanding	478
Diluted Shares Outstanding - Before Special Items	478

Tyco International Ltd.

For the Quarter Ended June 25, 2010

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,824	$849	$822	$389	—	$390	$4,274

Segment Realignment	97		292	(389)			—

Recasted Revenue (GAAP)	$1,921	$849	$1,114	—	—	$390	$4,274

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$222	12.2%	$113	13.3%	$80	9.7%	$63	16.2%	$(143)	N/M	$40	10.3%	$375	8.8%	$(64)	$(85)	$26	$(2)	$250	$0.50

Segment Realignment	9				54		(63)						—						—	—

Recasted (GAAP)	$231	12.0%	$113	13.3%	$134	12.0%	—	—	$(143)	N/M	$40	10.3%	$375	8.8%	$(64)	$(85)	$26	$(2)	$250	$0.50

Restructuring, net	27		6		6				1		2		42				(14)		28	0.06

Restructuring charges in cost of sales and SG&A											(1)		(1)						(1)	—

Acquisition costs	24												24				(9)		15	0.03

(Gains) / losses on divestitures, net	3								(2)				1						1	—

Separation Costs									2				2						2	—

Loss on extinguishment of Debt													—			87	(25)		62	0.13

Total Before Special Items	$285	14.8%	$119	14.0%	$140	12.6%	—	—	$(142)	N/M	$41	10.5%	$443	10.4%	$(64)	$2	$(22)	$(2)	$357	$0.72

																Diluted Shares Outstanding				496
																Diluted Shares Outstanding - Before Special Items				496

Tyco International Ltd.

For the Quarter Ended September 24, 2010

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,950	$868	$893	$406	—	$376	$4,493

Segment Realignment	97		309	(406)			—

Revenue (GAAP)	$2,047	$868	$1,202	—	—	$376	$4,493

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$270	13.8%	$104	12.0%	$66	7.4%	$57	14.0%	$(117)	N/M	$13	3.5%	$393	8.7%	$(56)	$(2)	$(60)	$(2)	$273	$0.55

Segment Realignment	9				48		(57)						—						—	—

Recasted (GAAP)	$279	13.6%	$104	12.0%	$114	9.5%	—	—	$(117)	N/M	$13	3.5%	$393	8.7%	$(56)	$(2)	$(60)	$(2)	$273	$0.55

Restructuring, net	25		8		30						2		65				(18)		47	0.10

Restructuring charges in cost of sales and SG&A			(1)		1						8		8				(3)		5	0.01

ERISA insurance recovery									(1)				(1)						(1)	—

Acquisition costs	7												7				(2)		5	0.01

Asset impairments and (gains) / losses on divestitures, net	4										1		5				(1)		4	0.01

Separation Costs									8				8				(1)		7	0.01

Tax items													—				27		27	0.05

Total Before Special Items	$315	15.4%	$111	12.8%	$145	12.1%	—	—	$(110)	N/M	$24	6.4%	$485	10.8%	$(56)	$(2)	$(58)	$(2)	$367	$0.74

Diluted Shares Outstanding	500
Diluted Shares Outstanding - Before Special Items	500

Tyco International Ltd.

For the Twelve Months Ended September 24, 2010

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$7,376	$3,373	$3,355	$1,513	—	$1,399	$17,016

Segment Realignment	358		1,155	(1,513)			—

Recasted (GAAP)	$7,734	$3,373	$4,510	—	—	$1,399	$17,016

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$1,056	14.3%	$410	12.2%	$272	8.1%	$221	14.6%	$(461)	N/M	$100	7.1%	$1,598	9.4%	$(253)	$(75)	$(138)	$(7)	$1,125	$2.31

Segment Realignment	34				188		(221)		(1)				—						—	—

Recasted (GAAP)	$1,090	14.1%	$410	12.2%	$460	10.2%	—	—	$(462)	N/M	$100	7.1%	$1,598	9.4%	$(253)	$(75)	$(138)	$(7)	$1,125	$2.31

Restructuring, net	62		25		40				1		6		134				(42)		92	0.19

Restructuring charges in cost of sales and SG&A					2						7		9				(3)		6	0.01

Other additional charges resulting from restructuring actions			1										1						1	—

ERISA insurance recovery									(1)				(1)						(1)	—

Acquisition costs	32								3				35				(11)		24	0.05

Asset impairments and (gains) / losses on divestitures, net	(44)		(1)		2				4		1		(38)				(4)		(42)	(0.09)

Separation Costs									10				10				(1)		9	0.02

Loss on extinguishment of Debt													—			87	(25)		62	0.13

Tax items													—				32		32	0.06

Total Before Special Items	$1,140	14.7%	$435	12.9%	$504	11.2%	—	—	$(445)	N/M	$114	8.1%	$1,748	10.3%	$(253)	$12	$(192)	$(7)	$1,308	$2.68

Diluted Shares Outstanding	488
Diluted Shares Outstanding - Before Special Items	488

Tyco International Ltd.

For the Quarter Ended December 26, 2008

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,811	$873	$839	$401	—	$416	$4,340

Segment Realignment	78		323	(401)			—

Recasted Revenue (GAAP)	$1,889	$873	$1,162	—	—	$416	$4,340

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$227	12.5%	$133	15.2%	$56	6.7%	$80	20.0%	$(113)	N/M	$27	6.5%	$410	9.4%	$(61)	$4	$(82)	—	$271	$0.57

Segment Realignment	16				66		(80)		(2)				—						—	—

Recasted (GAAP)	$243	12.9%	$133	15.2%	$122	10.5%	—	—	$(115)	N/M	$27	6.5%	$410	9.4%	$(61)	$4	$(82)	—	$271	$0.57

Restructuring, net	(1)				1						1		1						1	—

Restructuring charges in cost of sales and SG&A	2		1								1		4				(1)		3	$0.01

(Gains) / losses on divestitures, net			1						2				3				(1)		2	—

Tax items													—				6		6	$0.01

Legacy legal items									8				8						8	$0.02

Total Before Special Items	$244	12.9%	$135	15.5%	$123	10.6%	—	—	$(105)	N/M	$29	7.0%	$426	9.8%	$(61)	$4	$(78)	—	$291	$0.61

Diluted Shares Outstanding	475
Diluted Shares Outstanding - Before Special Items	475

Tyco International Ltd.

For the Quarter Ended March 27, 2009

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,705	$845	$813	$375	—	$330	$4,068

Segment Realignment	76		299	(375)			—

Recasted Revenue (GAAP)	$1,781	$845	$1,112	—	—	$330	$4,068

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$(867)	N/M	$128	15.1%	$(121)	N/M	$(537)	N/M	$(201)	N/M	$(961)	N/M	$(2,559)	N/M	$(67)	$7	$59	$(1)	$(2,561)	$(5.41)

Segment Realignment	(335)				(201)		537		(1)				—						—	—

Recasted (GAAP)	$(1,202)	N/M	$128	15.1%	$(322)	N/M	—	—	$(202)	N/M	$(961)	N/M	$(2,559)	N/M	$(67)	$7	$59	$(1)	$(2,561)	$(5.41)

Restructuring, net	60		4		15				5		2		86				(24)		62	$0.13

Restructuring charges in cost of sales and SG&A	7		1		5				1		4		18				(7)		11	$0.02

Other additional charges resulting from restructuring actions					4								4				(1)		3	$0.01

(Gains) / losses on divestitures, net			3								(5)		(2)						(2)	—

Intangible impairments	64												64				(25)		39	$0.09

Goodwill impairments	1,286				420						935		2,641				(43)		2,598	$5.47

Legacy legal items									101				101				4		105	$0.23

Total Before Special Items	$215	12.1%	$136	16.1%	$122	11.0%	—	—	$(95)	N/M	$(25)	(7.6)%	$353	8.7%	$(67)	$7	$(37)	$(1)	$255	$0.54

Diluted Shares Outstanding	473
Diluted Shares Outstanding - Before Special Items	475

Tyco International Ltd.

For the Quarter Ended June 26, 2009

(in millions, except per share data)

(Unaudited)

	Tyco		Tyco		Tyco						Electrical
	Security		Flow		Fire		Safety		Corporate		& Metal
	Solutions		Control		Protection		Products		and Other		Products		Revenue
Previously Reported Revenue (GAAP)	$1,741		$866		$855		$370		—		$320		$4,152

Segment Realignment	78				292		(370)						—

Recasted Revenue (GAAP)	$1,819		$866		$1,147		—		—		$320		$4,152

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$220	12.6%	$115	13.3%	$69	8.1%	$43	11.6%	$(97)	N/M	$(16)	N/M	$334	8.0%	$(65)	—	$(24)	$(1)	$244	$0.51

Segment Realignment	8				36		(43)		(1)				—						—	—

Recasted (GAAP)	$228	12.5%	$115	13.3%	$105	9.2%	—	—	$(98)	N/M	$(16)	N/M	$334	8.0%	$(65)	—	$(24)	$(1)	$244	$0.51

Restructuring, net	13		3		5				2		4		27				(8)		19	$0.04

Restructuring charges in cost of sales and SG&A	3										2		5				(2)		3	$0.01

Other additional charges resulting from restructuring actions	2		4		3						1		10				(3)		7	$0.01

(Gains) / losses on divestitures, net			1								3		4				1		5	$0.01

Total Before Special Items	$246	13.5%	$123	14.2%	$113	9.9%	—	—	$(96)	N/M	$(6)	(1.9)%	$380	9.2%	$(65)	—	$(36)	$(1)	$278	$0.58

Diluted Shares Outstanding	475
Diluted Shares Outstanding - Before Special Items	475

Tyco International Ltd.

For the Quarter Ended September 25, 2009

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$1,809	$911	$903	$373	—	$326	$4,322

Segment Realignment	77		296	(373)			—

Recasted Revenue (GAAP)	$1,886	$911	$1,199	—	—	$326	$4,322

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$218	12.1%	$120	13.2%	$66	7.3%	$47	12.6%	$(154)	N/M	$12	3.7%	$309	7.1%	$(64)	$(18)	$(24)	$(2)	$201	$0.42

Segment Realignment	(1)				49		(47)		(1)				—						—	—

Recasted (GAAP)	$217	11.5%	$120	13.2%	$115	9.6%	—	—	$(155)	N/M	$12	3.7%	$309	7.1%	$(64)	$(18)	$(24)	$(2)	$201	$0.42

Restructuring, net	31		10		33				2		9		85				(21)		64	$0.14

Restructuring charges in cost of sales and SG&A	3				3								6				(1)		5	$0.01

Other additional charges resulting from restructuring actions			1										1						1	—

(Gains) / losses on divestitures, net	6								4				10				(3)		7	$0.01

Goodwill impairments													—				2		2	—

Tax items													—				(3)		(3)	—

Legacy legal items									5				5						5	$0.01

Total Before Special Items	$257	13.6%	$131	14.4%	$151	12.6%	—	—	$(144)	N/M	$21	6.4%	$416	9.6%	$(64)	$(18)	$(50)	$(2)	$282	$0.59

Diluted Shares Outstanding	476
Diluted Shares Outstanding - Before Special Items	476

Tyco International Ltd.

For the Twelve Months Ended September 25, 2009

(in millions, except per share data)

(Unaudited)

	Tyco	Tyco	Tyco			Electrical
	Security	Flow	Fire	Safety	Corporate	& Metal
	Solutions	Control	Protection	Products	and Other	Products	Revenue
Previously Reported Revenue (GAAP)	$7,066	$3,495	$3,410	$1,519	—	$1,392	$16,882

Segment Realignment	309		1,210	(1,519)			—

Recasted Revenue (GAAP)	$7,375	$3,495	$4,620	—	—	$1,392	$16,882

																			Income	Diluted
																			from	EPS from
																			Continuing	Continuing
	Operating Income																		Operations	Operations
	Tyco		Tyco		Tyco						Electrical		Total						Attributable	Attributable
	Security		Flow		Fire		Safety		Corporate		& Metal		Operating		Interest	Other	Income	Noncontrolling	to Tyco	to Tyco
	Solutions	Margin	Control	Margin	Protection	Margin	Products	Margin	and Other	Margin	Products	Margin	Income	Margin	Expense, net	Income, net	Taxes	Interest	Shareholders	Shareholders

As Previously Reported (GAAP)	$(202)	N/M	$496	14.2%	$70	2.1%	$(367)	N/M	$(565)	N/M	$(938)	N/M	$(1,506)	N/M	$(257)	$(7)	$(71)	$(4)	$(1,845)	$(3.90)

Segment Realignment	(312)				(50)		367		(5)				—						—	—

Recasted (GAAP)	$(514)	N/M	$496	14.2%	$20	0.4%	—	—	$(570)	N/M	$(938)	N/M	$(1,506)	N/M	$(257)	$(7)	$(71)	$(4)	$(1,845)	$(3.90)

Restructuring, net	103		17		54				9		16		199				(53)		146	$0.32

Restructuring charges in cost of sales and SG&A	15		2		8				1		7		33				(11)		22	$0.05

Other additional charges resulting from restructuring actions	2		5		7						1		15				(4)		11	$0.02

(Gains) / losses on divestitures, net	6		5						6		(2)		15				(3)		12	$0.03

Intangible impairments	64												64				(25)		39	$0.08

Goodwill impairments	1,286				420						935		2,641				(41)		2,600	$5.47

Tax items													—				3		3	$0.01

Legacy legal items									114				114				4		118	$0.25

Total Before Special Items	$962	13.0%	$525	15.0%	$509	11.0%	—	—	$(440)	N/M	$19	1.4%	$1,575	9.3%	$(257)	$(7)	$(201)	$(4)	$1,106	$2.33

																Diluted Shares Outstanding				473
																Diluted Shares Outstanding - Before Special Items				475

TYCO INTERNATIONAL LTD.

ORGANIC GROWTH RECONCILIATION - REVENUE

(IN MILLIONS)

(UNAUDITED)

	For the Twelve Months Ended September 24, 2010								Net Revenue for the Twelve Months
	Net Revenue		Foreign Currency		Acquisition/ (Divestiture)		Organic Revenue		Ended September 25, 2009
Tyco Security Solutions	$7,734	4.9%	$239	3.2%	$72	1.0%	$48	0.7%	$7,375
Tyco Flow Control	3,373	-3.5%	218	6.2%	10	0.3%	(350)	-10.0%	3,495
Tyco Fire Protection	4,510	-2.4%	130	2.8%	(37)	-0.8%	(203)	-4.4%	4,620
Electrical and Metal Products	1,399	0.5%	37	2.7%	24	1.7%	(54)	-3.9%	1,392
Corporate and Other	—		—		—		—		—
Total Net Revenue	$17,016	0.8%	$624	3.7%	$69	0.4%	$(559)	-3.3%	$16,882

	For the Twelve Months Ended September 25, 2009								Net Revenue for the Twelve Months
	Net Revenue		Foreign Currency		Acquisition/ (Divestiture)		Organic Revenue		Ended September 26, 2008
Tyco Security Solutions	$7,375	-9.9%	$(646)	-7.9%	$147	1.8%	$(314)	-3.8%	$8,188
Tyco Flow Control	3,495	-11.6%	(418)	-10.6%	(3)	-0.1%	(62)	-1.6%	3,952
Tyco Fire Protection	4,620	-13.1%	(375)	-7.1%	(3)	-0.1%	(312)	-5.9%	5,316
Electrical and Metal Products	1,392	-38.7%	(53)	-2.3%	(31)	-1.4%	(784)	-34.5%	2,272
Corporate and Other	—	NM	—	0.0%	—	0.0%	(5)	-100.0%	5
Total Net Revenue	$16,882	-14.4%	$(1,492)	-7.6%	$110	0.6%	$(1,477)	-7.5%	$19,733

NOTE: Organic revenue is a non-GAAP measure.  See description of non-GAAP measures contained in this Form 8-K.